Exhibit 10.48

CONTRIBUTION AGREEMENT

(THOMAS MASTER INVESTMENTS, LLC)

THIS CONTRIBUTION AGREEMENT (Thomas Master Investments, LLC) (this “Agreement”) is made as of October 13, 2004 by and among THOMAS DIVISION PARTNERSHIP, L.P., a California limited partnership (“Division”), THOMAS PARTNERS, INC., a California corporation (“TPI”), RICHARD I. GILCHRIST (“RIG”), HUNTINGTON/FOX INVESTMENTS, LP (fka E.D. Fox, Jr., Family LP), a California limited partnership (“HFI”), severally but not jointly (Division, TPI, RIG, and HFI being each a “Principal” and collectively, “Principals”), and THOMAS MASTER INVESTMENTS, LLC, a California limited liability company (“TMI”).

RECITALS

A. TMI owns a limited partnership interest in the Thomas Properties Group, L.P., a Maryland limited partnership (the “Operating Partnership”). In connection with certain formation transactions by which the Operating Partnership has acquired indirect interests in Commerce Square Partners-Philadelphia Plaza, L.P., a Pennsylvania limited partnership, TMI (along with certain other affiliated entities) has entered into that certain Contribution Agreement (One Commerce Square) (“OCS Sr. Contribution Agreement”) with the Operating Partnership. Principals are members or former members of TMI.

B. Pursuant to the OCS Sr. Contribution Agreement, TMI has agreed that in the event of (i) a default under the Loan referenced and defined therein, and (ii) the occurrence of certain other conditions, TMI shall make additional capital contributions to the Operating Partnership, in an amount equal to its Allocable Share of the Shortfall Amount, as defined in the OCS Sr. Contribution Agreement, to be used in accordance with the terms and conditions of the OCS Sr. Contribution Agreement.

C. In connection with certain formation transactions by which the Operating Partnership has acquired indirect interests in TPG-OCS Holding Company, LLC, a Delaware limited liability company, TMI (along with certain other affiliated entities) has entered into that certain Contribution Agreement (One Commerce Square-Mezzanine Debt) (“OCS Mezz. Contribution Agreement”) with the Operating Partnership.

D. Pursuant to the OCS Mezz. Contribution Agreement, TMI has agreed that in the event of (i) a default under the Mezzanine Loan referenced and defined therein, and (ii) the occurrence of certain other conditions, TMI shall make additional capital contributions to the Operating Partnership, in an amount equal to its Allocable Share of the Shortfall Amount, as defined in the OCS Mezz. Contribution Agreement, to be used in accordance with the terms and conditions of the OCS Mezz. Contribution Agreement.

E. In connection with certain formation transactions by which the Operating Partnership has acquired indirect interests in Philadelphia Plaza-Phase II, LP, a Pennsylvania limited partnership, TMI (along with certain other affiliated entities) has entered into that certain Contribution Agreement (Two Commerce Square) (“TCS Contribution Agreement”) with the Operating Partnership.

F. Pursuant to the TCS Contribution Agreement, TMI has agreed that in the event of (i) a default under the Loan referenced and defined therein, and (ii) the occurrence of certain other conditions, TMI shall make additional capital contributions to the Operating Partnership, in an amount equal to its Allocable Share of the Shortfall Amount, as defined in the TCS Contribution Agreement, to be used in accordance with the terms and conditions of the TCS Contribution Agreement.

G. In connection with certain formation transactions by which the Operating Partnership has acquired indirect interests in 515/555 Flower Associates, LLC, a Delaware limited liability company, TMI (along with certain other affiliated entities) has entered into that certain Contribution Agreement (City National Plaza) (“CNP Contribution Agreement”) with the Operating Partnership.

H. Pursuant to the CNP Contribution Agreement, TMI has agreed that in the event of (i) a default under the Loan referenced and defined therein, and (ii) the occurrence of certain other conditions, TMI shall make additional capital contributions to the Operating Partnership, in an amount equal to its Allocable Share of the Shortfall Amount, as defined in the CNP Contribution Agreement, to be used in accordance with the terms and conditions of the CNP Contribution Agreement.

I. The Contribution Agreements described in each of Recitals A, C, E, and G above are collectively referred to below as, the “Contribution Agreements.” Each of the Contribution Agreements creates certain obligations by TMI with respect to certain Loans, Lenders, Security Agreements, Loan Agreements and related loan documents, and Properties (all as defined in each of the respective Contribution Agreements), and as used herein, each such term shall have the meaning ascribed thereto in each of the respective Contribution Agreements, as applicable. In order to induce TMI to enter into the Contributions Agreements with the OP, which the OP has required in connection with the consummation of the formation transactions by which the OP has acquired its interest, direct and indirect, in the Properties, each Principal has agreed to enter into this Agreement.

J. In connection with certain formation transactions referenced above, RIG has entered into that certain Agreement re Thomas Master Investments, LLC (“Main Agreement”), and has also executed and delivered that certain Indemnity Agreement (Richard I. Gilchrist in favor of Thomas Master Investments, LLC) (“Indemnity Agreement”), as required by the Main Agreement; RIG’s execution and delivery of this Agreement is intended by RIG and TMI to supersede the Indemnity Agreement, as provided in Paragraph 12 below.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Capital Contribution Obligation. If TMI is required to make an additional capital contribution under the terms and conditions of any of the Contribution Agreements, then the Principals, as members or former members of TMI, absolutely and unconditionally agree (subject to the limits set forth below) to contribute to the capital of TMI cash or cash equivalents in an amount equal to such Principal’s Allocable Share (as defined below) of the amount actually contributed or to be contributed by TMI to the Operating Partnership (“Contribution Amount”). Notwithstanding the foregoing, each Principal’s maximum aggregate liability hereunder is equal to the “Maximum Liability” listed opposite the

Principal’s name on Exhibit “A” attached hereto, and under no circumstances shall a Principal be obligated to contribute an aggregate amount under this Agreement in excess of such Principal’s Maximum Liability. Each Principal’s “Allocable Share” of the applicable Contribution Amount shall be equal to the product of (x) the total Contribution Amount, multiplied by (y) the “Shortfall Percentage” listed opposite such Principal’s name on Exhibit “A” attached hereto. The obligations of each Principal hereunder are separate and distinct from the obligation s of any other Principal hereunder and are not joint and several.

2. Use of Contributions. The funds contributed to the capital of TMI by each Principal will be contributed by TMI to the Operating Partnership under the applicable Contribution Agreement, which in turn will contribute the same as provided in the applicable Contribution Agreement.

3. Personal Obligations. The obligations of the Principals under this Agreement are personal to the Principals and shall not be affected by any transfer by them of all or any of their interest in TMI, and the Principals shall have no right to receive from TMI or the General Partners of TMI the reimbursement or return of any contributions to TMI, or other payments, made pursuant to this Agreement. No Principal shall be liable to TMI, any Lender under any of the Loans referred to in the Contribution Agreements, or any other Person for any such loss, cost, damage, injury or expense sustained or incurred as a result of another Principal’s failure to perform its obligations under this Agreement.

4. Terms of Agreement. Subject to Paragraph 12 below, this Agreement, as well as all of the rights, duties, requirements and obligations created hereunder, shall expire and be of no further force or effect as to any one of the respective Contribution Agreements as of the date on which such respective Contribution Agreement is terminated by its terms.

5. Modification of Loans. Without in any manner limiting the generality of the foregoing, any Borrower or any Lender, or any subsequent holder of any Loan or beneficiary of any Security Instrument under any of the Loans referred to in the Contribution Agreements, may, from time to time, without notice to or consent of the Principals, agree to any amendment, waiver, modification or alteration of the respective Loan Agreement or the Security Instrument relating to Borrower and its rights and obligations thereunder (including, without limitation, renewal, waiver or variation of the maturity of the indebtedness pursuant to the respective Loan Agreement, increase or reduction of the rate of interest payable under the respective Loan, release, substitution or addition or any Principal or endorser and acceptance of any security for the Loan). Any such Loan may be extended one or more times without notice to or consent from the Principals, and the Principals shall remain at all times bound to their obligations under this Agreement, notwithstanding such extensions.

6. Omitted.

7. Condition of TMI and Operating Partnership. The Principals are fully aware of the financial condition of TMI, the Operating Partnership and the respective Properties referred to in the Contribution Agreements, and are executing and delivering this Agreement based solely upon their own independent investigation of all matters pertinent hereto and are not relying in any manner upon any representation or statement of any Lender. Each Principal hereby represents and warrants that it is in a position to obtain, and hereby assumes full responsibility for obtaining, any additional information concerning TMI’s, the Operating Partnership’s or any Property’s financial condition and any other matter pertinent hereto as it may desire, and it is not relying upon or expecting any Lender to furnish to it any information now or hereafter in such Lender’s possession concerning the same or any other matter. By executing this Agreement, the Principals knowingly accept the full range of risks encompassed within a contract of this type, which risks they acknowledge. The Principals shall have no right to require any Person to obtain or disclose any information with respect to the Obligations, the financial condition or character of TMI, the Operating Partnership, any Property, TMI’s or the Operating Partnership’s ability to pay or perform its respective obligations under any of the Loan Documents or Contribution Agreements, the existence or non-existence of any guaranties of all or any part of such obligations, any action or non-action on the part of any Lender, TMI, the Operating Partnership, or any other Person, or any other matter, fact or occurrence whatsoever.

8. Principals’ General Waivers. With respect to its obligations hereunder as they relate to each respective Contribution Agreement, each Principal waives: (a) any defense now existing or hereafter arising based upon any legal disability or other defense of TMI, the Operating Partnership, any Borrower, Principal or any other Principal or other Person, or by reason of the cessation or limitation of the liability of any Borrower or other Person from any cause other than full payment and performance of all obligations due under any Loan Agreement or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of TMI, the Operating Partnership, any Borrower or any other Person, or any defect in the formation of TMI, any other Person; (c) the unenforceability or invalidity of any security or guarantee or the lack of perfection or continuing perfection, or failure of priority of any security for the obligations guarantied hereunder; (d) any defense based upon any Lender’s failure to disclose to Principal any information concerning TMI’s, the Operating Partnership’s, any Borrower’s or any other Person’s financial condition or any other circumstances bearing on TMI’s, the Operating Partnership’s, any Borrower’s or any other Person’s ability to pay and perform all obligations due under any respective Loan Agreement or any of the other Loan Documents; (e) any failure by any Lender to give notice to TMI, the Operating Partnership, any Borrower, Principal or any other Person of the sale or other disposition of security held for the Loan, and any defect in notice given by any Lender in connection with any such sale or disposition of security held for any Loan; (f) any failure of any Lender to comply with applicable laws in connection with the sale or disposition of security held for the Loan, including, without limitation, any failure by any Lender to conduct a commercially reasonable sale or other disposition of such security; (g) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal, or that reduces a surety’s or Principal’s obligations in proportion to the principal’s obligation; (h) any use of cash collateral under Section 363 of the Federal Bankruptcy Code; (i) any defense based upon any Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (j) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (k) relief from any applicable valuation or appraisement laws; and (l) any defense based upon the application by any Borrower of the proceeds of any Loan for purposes other than the purposes represented by such Borrower to its Lender or intended or understood by such Lender or Principal. Each Principal agrees that the payment and performance of all obligations due under any Loan Agreement or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to such Loan Agreement or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to such Principal’s liability hereunder.

Without limiting the generality of the foregoing or any other provision hereof, each Principal further waives any and all rights and defenses that such Principal may have because a Borrower’s debt is secured by real property; this means, among other things, that: if any Lender forecloses on any real property collateral pledged by any Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) such Principal shall have the obligation to contribute hereunder to TMI even if Lender, by foreclosing on the real property collateral, has destroyed any subrogation right of the Operating Partnership against the Borrower or of TMI against the Operating Partnership or the General Partner of the Operating Partnership. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses each Principal may have because any such Borrower’s debt is secured by real property.

Without limiting the generality of the foregoing or any other provision hereof, each Principal expressly waives to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to such Principal under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, and under California Code of Civil Procedure Sections 580a, 580b, 580d and 726 (or any of such sections), or any other jurisdiction to the extent the same are applicable to this Agreement or the agreements, covenants or obligations of such Principal hereunder.

9. Waiver of Rights of Subrogation. This Agreement is expressly for the benefit of TMI and any Indemnified Party (as defined below), and their respective successors and assigns (collectively, the “Beneficiaries”). The obligations of each Principal hereunder shall be in addition to and shall not limit or in any way affect the obligations of any Principal under any existing or future contribution agreements or guaranties unless said other agreements or guaranties are expressly modified or revoked in writing. Subject to Paragraph 1 of this Agreement, the obligations of each Principal hereunder are independent of the obligations of TMI. Each Principal expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Principal may now or hereafter have against TMI, any Borrower, the Operating Partnership, any Intermediary Owner (as defined in the Contribution Agreements) or any other Person (other than a direct or indirect member or partner in such Principal) directly or contingently liable for the payment or performance of any Loan Agreement or Security Instrument (including, without limitation, any property collateralizing the obligations under any Loan) referred to in the Contribution Agreements, arising from the existence or performance of this Agreement. Each Principal further agrees that it will not enter into any agreement providing, directly or indirectly, for contribution, reimbursement or repayment by TMI, the Operating Partnership, any Intermediary Owner, any Borrower or any other Person (other than a direct or indirect member or partner in such Principal) on account of any payment by such Principal and further agrees that any such agreement, whether existing or hereafter entered into in violation hereof would be void. In furtherance, and not in limitation, of the preceding waiver, each Principal agrees that (i) any payment directly to any Lender by a Principal in satisfaction of its obligations pursuant to this Agreement shall be deemed a contribution by such Principal (as applicable) to the capital of TMI, and any such payment shall not cause any Principal to be a creditor of such Borrower, any Intermediary Owner, the Operating Partnership, or TMI, and (ii) no Principal shall be entitled to, or shall receive, the return of any such capital contribution except to the extent permitted by the organizational documents of TMI.

10. Indemnification of Other Parties. Subject to the limitations in the Contribution Agreements, if, for any reason, any other partner of TMI or any affiliate thereof (each, an “Indemnified Party”) is required by TMI or any other Person to make any contribution to the Operating Partnership or the Borrower with respect to the portion of any Loan for which a contribution to TMI pursuant to this Agreement is required (collectively, an “Indemnified Party Outlay”), each Principal shall absolutely and unconditionally reimburse the Indemnified Party for the lesser of (i) such Principal’s Allocable Share of the full amount of such Indemnified Party Outlay, or (ii) the maximum amount such Principal would have been obligated to contribute under Paragraph 1 hereof had such payment not been made by the Indemnified Party. Each Principal shall reimburse the Indemnified Party as required by this Paragraph 10 within 60 days after receiving written notice of a Indemnified Party Outlay from the Indemnified Party. Any payments to an Indemnified Party hereunder shall for all purposes hereunder be treated as capital contributions by each Principal to TMI in accordance with the provisions of Paragraph 1 above.

11. Effect of Waivers. Each Principal warrants and agrees that each of the waivers set forth in this Agreement are made with such Principal’s full knowledge of their significance and consequences, and that under the circumstances the waivers are reasonable. If any of said waivers shall hereafter be determined by a court of competent jurisdiction to be contrary to any applicable law or against public policy, such waivers shall be effective only to the maximum extent permitted by law.

12. RIG Indemnity Agreement Superseded. Notwithstanding anything in this Agreement to the contrary, this Agreement shall supersede the Indemnity Agreement executed by RIG in favor of TMI, which shall be of no further force or effect upon the execution and delivery of this Agreement by RIG. For purposes of Section 4.3 of the Main Agreement (and anywhere else in the Main Agreement), any and all references to the Indemnity Agreement shall refer to this Agreement. Further, this Agreement and all obligations hereunder shall terminate and be of no further force or effect with respect to RIG, and only with respect to RIG, upon the close of the purchase of the RIG Interest (as defined in the Main Agreement) pursuant to the Put Option or the Call Option (both as defined and provided in the Main Agreement), except for any unperformed or accrued obligations as of the date of such termination.

13. Rules of Construction. The word “Borrower” as used herein shall include the named Borrower and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under any of the respective Loan Agreements or any of the other Loan Documents referred to in the Contribution Agreements. The term “Person” as used herein shall include any individual, corporation, partnership, limited liability company, trust or other legal entity of any kind whatsoever. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Agreement are for convenience only and shall be disregarded in construing this Agreement.

14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAWS. THE PARTIES CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT WITHIN THE STATE OF CALIFORNIA AND ALSO CONSENT TO SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA OR FEDERAL LAW.

15. Amendments. This Agreement shall not be modified, amended or terminated in a manner which is materially adverse to any Principal or any Beneficiary without the written consent of such Principal or Beneficiary.

16. Miscellaneous. The provisions of this Agreement shall bind and benefit the heirs, executors, administrators, legal representatives, successors and assigns of each party hereto and of each of the Beneficiaries. If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Agreement.

17. Counterparts. This Agreement may be executed in counterparts (including by facsimile) with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

18. Release. The release of any Borrower from all or any part of the indebtedness evidenced by any Loan for any reason (other than full payment of such indebtedness) or any other obligations under any of the Loan Documents (as defined in the respective Loan Agreement) for any reason (other than the full performance thereof) or the release of TMI from its obligations under the Contribution Agreements, or any of them, other than as a result of full performance by TMI thereunder, shall not release any Principal from liability under this Agreement, unless each Beneficiary consents to such a release of Principal in writing.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

“Principals”

THOMAS DIVISION PARTNERSHIP, L.P., a California limited partnership

By:	THOMAS INVESTMENT PARTNERS, LTD.,
a California limited partnership
Its General Partner

	By:	THOMAS PARTNERS, LTD.,
a California corporation
Its General Partner

By:
James A. Thomas, President

THOMAS PARTNERS, LTD., a California corporation

By:
James A. Thomas, President

Richard I. Gilchrist

HUNTINGTON/FOX INVESTMENTS, LP., (fka E. D. Fox, Jr., Family LP) a California limited partnership

By:
Edward D. Fox, Jr.
Its General Partner

[TMI Signature on Following Page]

“TMI”

THOMAS MASTER INVESTMENTS, LLC, a California limited liability company

By:	THOMAS PARTNERS, INC.,
a California corporation
Its Managing Partner

Exhibit “A”

Principal	Maximum Liability	Shortfall Percentage
Thomas Division Partners, L.P.:	$14,000,000.00	53.85%
Thomas Partners, Inc.:	$998,000.00	3.84%
Richard I. Gilchrist:	$3,000,000.00	11.54%
Huntington/Fox Investments:	$8,000,000.00	30.77%
Total Contribution Amount:	$25,998,000.00	100%

CONTRIBUTION AGREEMENT

(MTP-CSII)

THIS CONTRIBUTION AGREEMENT (MTP-CSII) (this “Agreement”) is made as of October 13, 2004 by and among THOMAS DIVISION PARTNERSHIP, L.P., a California limited partnership (“Division”), THOMAS INVESTMENT PARTNERS, LTD., a California limited partnership (“TIP”), severally but not jointly (Division and TIP being each a “Principal” and collectively, “Principals”), and MAGUIRE THOMAS PARTNERS-COMMERCE SQUARE II, LTD., a California limited partnership (“MTP-CSII”).

RECITALS

A. MTP-CSII owns a limited partnership interest in Thomas Properties Group, L.P., a Maryland limited partnership (the “Operating Partnership”). In connection with certain formation transactions by which the Operating Partnership has acquired indirect interests in Commerce Square Partners-Philadelphia Plaza, L.P., a Pennsylvania limited partnership, MTP-CSII (along with certain other affiliated entities) has entered into that certain Contribution Agreement (One Commerce Square) (“OCS Sr. Contribution Agreement”) with the Operating Partnership. Principals are limited partners in MTP-CSII.

B. Pursuant to the OCS Sr. Contribution Agreement, MTP-CSII has agreed that in the event of (i) a default under the Loan referenced and defined therein, and (ii) the occurrence of certain other conditions, MTP-CSII shall make additional capital contributions to the Operating Partnership, in an amount equal to its Allocable Share of the Shortfall Amount, as defined in the OCS Sr. Contribution Agreement, to be used in accordance with the terms and conditions of the OCS Sr. Contribution Agreement.

C. In connection with certain formation transactions by which the Operating Partnership has acquired interests in TPG-OCS Holding Company, LLC, a Delaware limited liability company, MTP-CSII (along with certain other affiliated entities) has entered into that certain Contribution Agreement (One Commerce Square-Mezzanine Debt) (“OCS Mezz. Contribution Agreement”) with the Operating Partnership.

D. Pursuant to the OCS Mezz. Contribution Agreement, MTP-CSII has agreed that in the event of (i) a default under the Mezzanine Loan referenced and defined therein, and (ii) the occurrence of certain other conditions, MTP-CSII shall make additional capital contributions to the Operating Partnership, in an amount equal to its Allocable Share of the Shortfall Amount, as defined in the OCS Mezz. Contribution Agreement, to be used in accordance with the terms and conditions of the OCS Mezz. Contribution Agreement.

E. In connection with certain formation transactions by which the Operating Partnership has acquired indirect interests in Philadelphia Plaza-Phase II, LP, a Pennsylvania limited partnership, MTP-CSII (along with certain other affiliated entities) has entered into that certain Contribution Agreement (Two Commerce Square) (“TCS Contribution Agreement”) with the Operating Partnership.

F. Pursuant to the TCS Contribution Agreement, MTP-CSII has agreed that in the event of (i) a default under the Loan referenced and defined therein, and (ii) the occurrence of certain other conditions, MTP-CSII shall make additional capital contributions to the Operating Partnership, in an amount equal to its Allocable Share of the Shortfall Amount, as defined in the TCS Contribution Agreement, to be used in accordance with the terms and conditions of the TCS Contribution Agreement.

G. In connection with certain formation transactions by which the Operating Partnership has acquired indirect interests in 515/555 Flower Associates, LLC, a Delaware limited liability company, MTP-CSII (along with certain other affiliated entities) has entered into that certain Contribution Agreement (City National Plaza) (“CNP Contribution Agreement”) with the Operating Partnership.

H. Pursuant to the CNP Contribution Agreement, MTP-CSII has agreed that in the event of (i) a default under the Loan referenced and defined therein, and (ii) the occurrence of certain other conditions, MTP-CSII shall make additional capital contributions to the Operating Partnership, in an amount equal to its Allocable Share of the Shortfall Amount, as defined in the CNP Contribution Agreement, to be used in accordance with the terms and conditions of the CNP Contribution Agreement.

I. The Contribution Agreements described in each of Recitals A, C, E, and G above are collectively referred to below as the “Contribution Agreements.” Each of the Contribution Agreements creates certain obligations by MTP-CSII with respect to certain Loans, Lenders, Security Agreements, Loan Agreements and related loan documents, and Properties (all as defined in each of the respective Contribution Agreements), and as used herein, each such term shall have the meaning ascribed thereto in each of the respective Contribution Agreements, as applicable. In order to induce MTP-CSII to enter into the Contribution Agreements with the OP, which the OP has required in connection with the consummation of the formation transactions by which the OP has acquired its interest, direct and indirect, in the Properties, each Principal has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Capital Contribution Obligation. If MTP-CSII is required to make an additional capital contribution under the terms and conditions of any of the Contribution Agreements, then the Principals, as partners of MTP-CSII, absolutely and unconditionally agree (subject to the limits set forth below) to contribute to the capital of MTP-CSII cash or cash equivalents in an amount equal to such Principal’s Allocable Share (as defined below) of the amount actually contributed or to be contributed by MTP-CSII to the Operating Partnership (“Contribution Amount”). Notwithstanding the foregoing, each Principal’s maximum aggregate liability hereunder is equal to the “Maximum Liability” listed opposite the Principal’s name on Exhibit “A” attached hereto, and under no circumstances shall a Principal be obligated to contribute an aggregate amount under this Agreement in excess of such Principal’s Maximum Liability. Each Principal’s “Allocable Share” of the applicable Contribution Amount shall be equal to the product of (x) the total Contribution Amount, multiplied by (y) the “Shortfall Percentage” listed opposite such Principal’s name on Exhibit “A” attached hereto. The obligations of each Principal hereunder are separate and distinct from the obligations of any other Principal hereunder and are not joint and several.

2

2. Use of Contributions. The funds contributed to the capital of MTP-CSII by each Principal will be contributed by MTP-CSII to the Operating Partnership under the applicable Contribution Agreement, which in turn will contribute the same as provided in the applicable Contribution Agreement.

3. Personal Obligations. The obligations of the Principals under this Agreement are personal to the Principals and shall not be affected by any transfer by them of all or any of their interests in MTP-CSII, and the Principals shall have no right to receive from MTP-CSII or the General Partner of MTP-CSII the reimbursement or return of any contributions to MTP-CSII, or other payments, made pursuant to this Agreement. No Principal shall be liable to MTP-CSII, any Lender under any of the Loans referred to in the Contribution Agreements, or any other Person for any such loss, cost, damage, injury or expense sustained or incurred as a result of another Principal’s failure to perform its obligations under this Agreement.

4. Term of Agreement. This Agreement, as well as all of the rights, duties, requirements and obligations created hereunder, shall expire and be of no further force or effect as to any one of the respective Contribution Agreements as of the date on which such respective Contribution Agreement is terminated by its terms.

5. Modification of Loans. Without in any manner limiting the generality of the foregoing, any Borrower or any Lender, or any subsequent holder of any Loan or beneficiary of any Security Instrument under any of the Loans referred to in the Contribution Agreements, may, from time to time, without notice to or consent of the Principals, agree to any amendment, waiver, modification or alteration of the respective Loan Agreement or the Security Instrument relating to Borrower and its rights and obligations thereunder (including, without limitation, renewal, waiver or variation of the maturity of the indebtedness pursuant to the respective Loan Agreement, increase or reduction of the rate of interest payable under the respective Loan, release, substitution or addition of any Principal or endorser and acceptance of any security for the Loan). Any such Loan may be extended one or more times without notice to or consent from the Principals, and the Principals shall remain at all times bound to their obligations under this Agreement, notwithstanding such extensions.

6. Omitted.

7. Condition of MTP-CSII and Operating Partnership. The Principals are fully aware of the financial condition of MTP-CSII, the Operating Partnership and the respective Properties referred to in the Contribution Agreements, and are executing and delivering this Agreement based solely upon their own independent investigation of all matters pertinent hereto and are not relying in any manner upon any representation or statement of any Lender. Each Principal hereby represents and warrants that it is in a position to obtain, and hereby assumes full responsibility for obtaining, any additional information concerning MTP-CSII’s, the Operating Partnership’s or any Property’s financial condition and any other matter pertinent hereto as it may desire, and it is not relying upon or expecting any Lender to furnish to it any information now or hereafter in such Lender’s possession concerning the same or any other matter. By executing this Agreement, the Principals knowingly accept the full range of risks encompassed within a contract of this type, which risks they acknowledge. The Principals shall have no right to require any Person to obtain or disclose any information with respect to the Obligations, the financial condition or character of MTP-CSII, the Operating Partnership, any Property, MTP-CSII’s or the Operating Partnership’s ability to pay or perform its respective obligations under any of the Loan Documents or Contribution Agreements, the existence or nonexistence of any guaranties of all or any part of such obligations, any action or non-action on the part of any Lender, MTP-CSII, the Operating Partnership, or any other Person, or any other matter, fact or occurrence whatsoever.

3

8. Principals’ General Waivers. With respect to its obligations hereunder as they relate to each respective Contribution Agreement, each Principal waives: (a) any defense now existing or hereafter arising based upon any legal disability or other defense of MTP-CSII, Operating Partnership, any Borrower, Principal or any other Principal or other Person, or by reason of the cessation or limitation of the liability of any Borrower or other Person from any cause other than full payment and performance of all obligations due under any Loan Agreement or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of MTP-CSII, the Operating Partnership, any Borrower or any other Person, or any defect in the formation of MTP-CSII, any other Person; (c) the unenforceability or invalidity of any security or guarantee or the lack of perfection or continuing perfection, or failure of priority of any security for the obligations guarantied hereunder; (d) any defense based upon any Lender’s failure to disclose to Principal any information concerning MTP-CSII’s, the Operating Partnership’s, any Borrower’s or any other Person’s financial condition or any other circumstances bearing on MTP-CSII’s, the Operating Partnership’s, any Borrower’s or any other Person’s ability to pay and perform all obligations due under any respective Loan Agreement or any of the other Loan Documents; (e) any failure by any Lender to give notice to MTP-CSII, the Operating Partnership, any Borrower, Principal or any other Person of the sale or other disposition of security held for the Loan, and any defect in notice given by any Lender in connection with any such sale or disposition of security held for any Loan; (f) any failure of any Lender to comply with applicable laws in connection with the sale or disposition of security held for the Loan, including, without limitation, any failure by any Lender to conduct a commercially reasonable sale or other disposition of such security; (g) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal, or that reduces a surety’s or Principal’s obligations in proportion to the principal’s obligation; (h) any use of cash collateral under Section 363 of the Federal Bankruptcy Code; (i) any defense based upon any Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (j) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (k) relief from any applicable valuation or appraisement laws; and (l) any defense based upon the application by any Borrower of the proceeds of any Loan for purposes other than the purposes represented by such Borrower to its Lender or intended or understood by such lender or Principal. Each Principal agrees that the payment and performance of all obligations due under any Loan Agreement or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to such Loan Agreement or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to such Principal’s liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, each Principal further waives any and all rights and

4

defenses that such Principal may have because a Borrower’s debt is secured by real property; this means, among other things, that: if any Lender forecloses on any real property collateral pledged by any Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) such Principal shall have the obligation to contribute hereunder to MTP-CSII even if Lender, by foreclosing on the real property collateral, has destroyed any subrogation right of the Operating Partnership against the Borrower or of MTP-CSII against the Operating Partnership or the General Partner of the Operating Partnership. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses each Principal may have because any such Borrower’s debt is secured by real property.

Without limiting the generality of the foregoing or any other provision hereof, each Principal expressly waives to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to such Principal under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, and under California Code of Civil Procedure Sections 580a, 580b, 580d and 726 (or any of such sections), or any other jurisdiction to the extent the same are applicable to this Agreement or the agreements, covenants or obligations of such Principal hereunder.

9. Waiver of Rights of Subrogation. This Agreement is expressly for the benefit of MTP-CSII and any Indemnified Party (as defined below), and their respective successors and assigns (collectively, the “Beneficiaries”). The obligations of each Principal hereunder shall be in addition to and shall not limit or in any way affect the obligations of any Principal under any existing or future contribution agreements or guaranties unless said other agreements or guaranties are expressly modified or revoked in writing. Subject to Paragraph 1 of this Agreement, the obligations of each Principal hereunder are independent of the obligations of MTP-CSII. Each Principal expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Principal may now or hereafter have against MTP-CSII, any Borrower, the Operating Partnership, any Intermediary Owner (as defined in the Contribution Agreements) or any other Person (other than a direct or indirect member or partner in such Principal) directly or contingently liable for the payment or performance of any Loan Agreement or Security Instrument (including, without limitation, any property collateralizing the obligations under any Loan) referred to in the Contribution Agreements, arising from the existence or performance of this Agreement. Each Principal further agrees that it will not enter into any agreement providing, directly or indirectly, for contribution, reimbursement or repayment by MTP-CSII, the Operating Partnership, any Intermediary Owner, any Borrower or any other Person (other than a direct or indirect member or partner in such Principal) on account of any payment by such Principal and further agrees that any such agreement, whether existing or hereafter entered into in violation hereof would be void. In furtherance, and not in limitation, of the preceding waiver, each Principal agrees that (i) any payment directly to any Lender by a Principal in satisfaction of its obligations pursuant to this Agreement shall be deemed a contribution by such Principal (as applicable) to the capital of MTP-CSII, and any such payment shall not cause any Principal to be a creditor of such Borrower, any Intermediary Owner, the Operating Partnership, or MTP-CSII, and (ii) no Principal shall be entitled to, or shall receive, the return of any such capital contribution except to the extent permitted by the organizational documents of MTP-CSII.

5

10. Indemnification of Other Parties. Subject to the limitations in the Contribution Agreements, if, for any reason, any other partner of MTP-CSII or any affiliate thereof (each, an “Indemnified Party”) is required by MTP-CSII or any other Person to make any contribution to the Operating Partnership or the Borrower with respect to the portion of any Loan for which a contribution to MTP-CSII pursuant to this Agreement is required (collectively, an “Indemnified Party Outlay”), each Principal shall absolutely and unconditionally reimburse the Indemnified Party for the lesser of (i) such Principal’s Allocable Share of the full amount of such Indemnified Party Outlay, or (ii) the maximum amount such Principal would have been obligated to contribute under Paragraph 1 hereof had such payment not been made by the Indemnified Party. Each Principal shall reimburse the Indemnified Party as required by this Paragraph 10 within 60 days after receiving written notice of a Indemnified Party Outlay from the Indemnified Party. Any payments to an Indemnified Party hereunder shall for all purposes hereunder be treated as capital contributions by each Principal to MTP-CSII in accordance with the provisions of Paragraph 1 above.

11. Effect of Waivers. Each Principal warrants and agrees that each of the waivers set forth in this Agreement are made with such Principal’s full knowledge of their significance and consequences, and that under the circumstances the waivers are reasonable. If any of said waivers shall hereafter be determined by a court of competent jurisdiction to be contrary to any applicable law or against public policy, such waivers shall be effective only to the maximum extent permitted by law.

12. Rules of Construction. The word “Borrower” as used herein shall include the named Borrower and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under any of the respective Loan Agreements or any of the other Loan Documents referred to in the Contribution Agreements. The term “Person” as used herein shall include any individual, corporation, partnership, limited liability company, trust or other legal entity of any kind whatsoever. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Agreement are for convenience only and shall be disregarded in construing this Agreement.

13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAWS. THE PARTIES CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT WITHIN THE STATE OF CALIFORNIA AND ALSO CONSENT TO SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA OR FEDERAL LAW.

14. Amendments. This Agreement shall not be modified, amended or terminated in a manner which is materially adverse to any Principal or any Beneficiary without the written consent of such Principal or Beneficiary.

15. Miscellaneous. The provisions of this Agreement shall bind and benefit the heirs, executors, administrators, legal representatives, successors and assigns of each party hereto and of each of the Beneficiaries. If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Agreement.

6

16. Counterparts. This Agreement may be executed in counterparts (including by facsimile) with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

17. Release. The release of any Borrower from all or any part of the indebtedness evidenced by any Loan for any reason (other than full payment of such indebtedness) or any other obligations under any of the Loan Documents (as defined in the respective Loan Agreement) for any reason (other than the full performance thereof) or the release of MTP-CSII from its obligations under the Contribution Agreements, or any of them, other than as a result of full performance by MTP-CSII thereunder, shall not release any Principal from liability under this Agreement, unless each Beneficiary consents to such a release of Principal in writing.

[Signature Page Follows]

7

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

“Principals”

THOMAS DIVISION PARTNERSHIP, L.P., a California limited partnership

By:		THOMAS INVESTMENT PARTNERS, LTD.,
a California limited partnership
Its General Partner

	By:	THOMAS PARTNERS, INC.,
a California corporation
Its General Partner

By:
James A. Thomas, President

THOMAS INVESTMENT PARTNERS, LTD., a California limited partnership

By:		THOMAS PARTNERS, INC.,
a California corporation
Its General Partner

By:
James A. Thomas, President

“MTP-CSII”

MAGUIRE THOMAS PARTNERS-
COMMERCE. SQUARE II, LTD., a California limited partnership

By:		THOMAS DEVELOPMENT PARTNERS-PHASE
II, INC., a California corporation
Its General PARTNER

By:
James A. Thomas, President

Exhibit “A”

Principal	Maximum Liability	Shortfall Percentage
Thomas Division Partnership, L.P.:	$28,000,000.00	30.77%
Thomas Investment Partners, Ltd.:	$63,000,000.00	69.23%
Total Contribution Amount:	$91,000,000.00	100%

CONTRIBUTION AGREEMENT

(MTP-PHILADELPHIA, LTD.)

THIS CONTRIBUTION AGREEMENT (MTP-Philadelphia, Ltd.) (this “Agreement”) is made as of October 13, 2004 by and among THOMAS DIVISION PARTNERSHIP, L.P., a California limited partnership (“Division”), THOMAS INVESTMENT PARTNERS, LTD., a California limited partnership (“TIP”), and Sherrie Ann Pastron and Suzanne Ellen Thomas, Co Trustees of the Thomas Family Trust of 1987, FBO Sherrie Ann Pastron (the “Pastron Trust”) and FBO Suzanne Ellen Thomas (the “Thomas Trust”), severally but not jointly (Division, TIP, the Pastron Trust and the Thomas Trust being each a “Principal” and collectively, “Principals”), and MAGUIRE/THOMAS PARTNERS-PHILADELPHIA, LTD., a California limited partnership (“MTP-Philadelphia”).

RECITALS

A. MTP-Philadelphia owns a limited partnership interest in the Thomas Properties Group, L.P., a Maryland limited partnership (the “Operating Partnership”). In connection with certain formation transactions by which the Operating Partnership has acquired indirect interests in Commerce Square Partners-Philadelphia Plaza, L.P., a Pennsylvania limited partnership, MTP-Philadelphia (along with certain other affiliated entities) has entered into that certain Contribution Agreement (One Commerce Square) (“OCS Sr. Contribution Agreement”) with the Operating Partnership. Principals are limited partners of MTP-Philadelphia.

B. Pursuant to the OCS Sr. Contribution Agreement, MTP-Philadelphia has agreed that in the event of (i) a default under the Loan referenced and defined therein, and (ii) the occurrence of certain other conditions, MTP-Philadelphia shall make additional capital contributions to the Operating Partnership, in an amount equal to its Allocable Share of the Shortfall Amount, as defined in the OCS Sr. Contribution Agreement, to be used in accordance with the terms and conditions of the OCS Sr. Contribution Agreement.

C. In connection with certain formation transactions by which the Operating Partnership has acquired indirect interests in TPG-OCS Holding Company, LLC, a Delaware limited liability company, MTP-Philadelphia (along with certain other affiliated entities) has entered into that certain Contribution Agreement (One Commerce Square-Mezzanine Debt) (“OCS Mezz. Contribution Agreement”) with the Operating Partnership.

D. Pursuant to the OCS Mezz. Contribution Agreement, MTP-Philadelphia has agreed that in the event of (i) a default under the Mezzanine Loan referenced and defined therein, and (ii) the occurrence of certain other conditions, MTP-Philadelphia shall make additional capital contributions to the Operating Partnership, in an amount equal to its Allocable Share of the Shortfall Amount, as defined in the OCS Mezz. Contribution Agreement, to be used in accordance with the terms and conditions of the OCS Mezz. Contribution Agreement.

E. In connection with certain formation transactions by which the Operating Partnership has acquired indirect interests in Philadelphia Plaza-Phase II, LP, a Pennsylvania limited partnership, MTP-Philadelphia (along with certain other affiliated entities) has entered into that certain Contribution Agreement (Two Commerce Square) (“TCS Contribution Agreement”) with the Operating Partnership.

F. Pursuant to the TCS Contribution Agreement, MTP-Philadelphia has agreed that in the event of (i) a default under the Loan referenced and defined therein, and (ii) the occurrence of certain other conditions, MTP-Philadelphia shall make additional capital contributions to the Operating Partnership, in an amount equal to its Allocable Share of the Shortfall Amount, as defined in the TCS Contribution Agreement, to be used in accordance with the terms and conditions of the TCS Contribution Agreement.

G. In connection with certain formation transactions by which the Operating Partnership has acquired indirect interests in 515/555 Flower Associates, LLC, a Delaware limited liability company, MTP-Philadelphia (along with certain other affiliated entities) has entered into that certain Contribution Agreement (City National Plaza) (“CNP Contribution Agreement”) with the Operating Partnership.

H. Pursuant to the CNP Contribution Agreement, MTP-Philadelphia has agreed that in the event of (i) a default under the Loan referenced and defined therein, and (ii) the occurrence of certain other conditions, MTP-Philadelphia shall make additional capital contributions to the Operating Partnership, in an amount equal to its Allocable Share of the Shortfall Amount, as defined in the CNP Contribution Agreement, to be used in accordance with the terms and conditions of the CNP Contribution Agreement.

I. The Contribution Agreements described in each of Recitals A, C, E, and G above are collectively referred to below as, the “Contribution Agreements.” Each of the Contribution Agreements creates certain obligations by MTP-Philadelphia with respect to certain Loans, Lenders, Security Agreements, Loan Agreements and related loan documents, and Properties (all as defined in each of the respective Contribution Agreements), and as used herein, each such term shall have the meaning ascribed thereto in each of the respective Contribution Agreements, as applicable. In order to induce MTP-Philadelphia to enter into the Contribution Agreements with the OP, which the OP has required in connection with the consummation of the formation transactions by which the OP has acquired its interest, direct and indirect, in the Properties, each Principal has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Capital Contribution Obligation. If MTP-Philadelphia is required to make an additional capital contribution under the terms and conditions of any of the Contribution Agreements, then the Principals, as partners of MTP-Philadelphia, absolutely and unconditionally agree (subject to the limits set forth below) to contribute to the capital of MTP-Philadelphia cash or cash equivalents in an amount equal to such Principal’s Allocable Share (as defined below) of the amount actually contributed or to be contributed by MTP-Philadelphia to the Operating Partnership (“Contribution Amount”). Notwithstanding the foregoing, each Principal’s maximum aggregate liability hereunder is equal to the “Maximum Liability” listed opposite the Principal’s name on Exhibit “A” attached hereto, and under no circumstances shall a

Principal be obligated to contribute an aggregate amount under this Agreement in excess of such Principal’s Maximum Liability. Each Principal’s “Allocable Share” of the applicable Contribution Amount shall be equal to the product of (x) the total Contribution Amount, multiplied by (y) the “Shortfall Percentage” listed opposite such Principal’s name on Exhibit “A” attached hereto. The obligations of each Principal hereunder are separate and distinct from the obligations of any other Principal hereunder and are not joint and several.

2. Use of Contributions. The funds contributed to the capital of MTP-Philadelphia by each Principal will be contributed by MTP-Philadelphia to the Operating Partnership under the applicable Contribution Agreement, which in turn will contribute the same as provided in the applicable Contribution Agreement.

3. Personal Obligations. The obligations of the Principals under this Agreement are personal to the Principals and shall not be affected by any transfer by them of all or any of their interests in MTP-Philadelphia, and the Principals shall have no right to receive from MTP-Philadelphia or the General Partner of MTP-Philadelphia the reimbursement or return of any contributions to MTP-Philadelphia, or other payments, made pursuant to this Agreement. No Principal shall be liable to MTP-Philadelphia, any Lender under any of the Loans referred to in the Contribution Agreements, or any other Person for any such loss, cost, damage, injury or expense sustained or incurred as a result of another Principal’s failure to perform its obligations under this Agreement.

4. Term of Agreement. This Agreement, as well as all of the rights, duties, requirements and obligations created hereunder, shall expire and be of no further force or effect as to any one of the respective Contribution Agreements as of the date on which such respective Contribution Agreement is terminated by its terms.

5. Modification of Loans. Without in any manner limiting the generality of the foregoing, any Borrower or any Lender, or any subsequent holder of any Loan or beneficiary of any Security Instrument under any of the Loans referred to in the Contribution Agreements, may, from time to time, without notice to or consent of the Principals, agree to any amendment, waiver, modification or alteration of the respective Loan Agreement or the Security Instrument relating to Borrower and its rights and obligations thereunder (including, without limitation, renewal, waiver or variation of the maturity of the indebtedness pursuant to the respective Loan Agreement, increase or reduction of the rate of interest payable under the respective Loan, release, substitution or addition of any Principal or endorser and acceptance of any security for the Loan). Any such Loan may be extended one or more times without notice to or consent from the Principals, and the Principals shall remain at all times bound to their obligations under this Agreement, notwithstanding such extensions.

6. Omitted.

7. Condition of MTP-Philadelphia and Operating Partnership. The Principals are fully aware of the financial condition of MTP-Philadelphia, the Operating Partnership and the respective Properties referred to in the Contribution Agreements, and are executing and delivering this Agreement based solely upon their own independent investigation of all matters pertinent hereto and are not relying in any manner upon any representation or statement of any Lender. Each Principal hereby represents and warrants that it is in a position to obtain, and hereby assumes full responsibility for obtaining, any additional information concerning MTP-Philadelphia’s, the Operating Partnership’s or any Property’s financial condition and any other matter pertinent hereto as it may desire, and it is not relying upon or expecting any Lender to furnish to it any information now or hereafter in such Lender’s possession concerning the same or any other matter. By executing this Agreement, the Principals knowingly accept the full range of risks encompassed within a contract of this type, which risks they acknowledge. The Principals shall have no right to require any Person to obtain or disclose any information with respect to the Obligations, the financial condition or character of MTP-Philadelphia, the Operating Partnership, any Property, MTP-Philadelphia’s or the Operating Partnership’s ability to pay or perform its respective obligations under any of the Loan Documents or Contribution Agreements, the existence or non-existence of any guaranties of all or any part of such obligations, any action or non-action on the part of any Lender, MTP-Philadelphia, the Operating Partnership, or any other Person, or any other matter, fact or occurrence whatsoever.

8. Principals’ General Waivers. With respect to its obligations hereunder as they relate to each respective Contribution Agreement, each Principal waives: (a) any defense now existing or hereafter arising based upon any legal disability or other defense of MTP-Philadelphia, the Operating Partnership, any Borrower, Principal or any other Principal or other Person, or by reason of the cessation or limitation of the liability of any Borrower or other Person from any cause other than full payment and performance of all obligations due under any Loan Agreement or any of the other Loan Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of MTP-Philadelphia, the Operating Partnership, any Borrower or any other Person, or any defect in the formation of MTP-Philadelphia, any other Person; (c) the unenforceability or invalidity of any security or guarantee or the lack of perfection or continuing perfection, or failure of priority of any security for the obligations guarantied hereunder; (d) any defense based upon any Lender’s failure to disclose to Principal any information concerning MTP-Philadelphia’s, the Operating Partnership’s, any Borrower’s or any other Person’s financial condition or any other circumstances bearing on MTP-Philadelphia’s, the Operating Partnership’s, any Borrower’s or any other Person’s ability to pay and perform all obligations due under any respective Loan Agreement or any of the other Loan Documents; (e) any failure by any Lender to give notice to MTP-Philadelphia, the Operating Partnership, any Borrower, Principal or any other Person of the sale or other disposition of security held for the Loan, and any defect in notice given by any Lender in connection with any such sale or disposition of security held for any Loan; (f) any failure of any Lender to comply with applicable laws in connection with the sale or disposition of security held for the Loan, including, without limitation, any failure by any Lender to conduct a commercially reasonable sale or other disposition of such security; (g) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal, or that reduces a surety’s or Principal’s obligations in proportion to the principal’s obligation; (h) any use of cash collateral under Section 363 of the Federal Bankruptcy Code; (i) any defense based upon any Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (j) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (k) relief from any applicable valuation or appraisement laws; and

(1) any defense based upon the application by any Borrower of the proceeds of any Loan for purposes other than the purposes represented by such Borrower to its Lender or intended or understood by such Lender or Principal. Each Principal agrees that the payment and performance of all obligations due under any Loan Agreement or any of the other Loan Documents or any part thereof or other act which tolls any statute of limitations applicable to such Loan Agreement or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to such Principal’s liability hereunder.

Without limiting the generality of the foregoing or any other provision hereof, each Principal further waives any and all rights and defenses that such Principal may have because a Borrower’s debt is secured by real property; this means, among other things, that: if any Lender forecloses on any real property collateral pledged by any Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) such Principal shall have the obligation to contribute hereunder to MTP-Philadelphia even if Lender, by foreclosing on the real property collateral, has destroyed any subrogation right of the Operating Partnership against the Borrower or of MTP-Philadelphia against the Operating Partnership or the General Partner of the Operating Partnership. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses each Principal may have because any such Borrower’s debt is secured by real property.

Without limiting the generality of the foregoing or any other provision hereof, each Principal expressly waives to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to such Principal under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, and under California Code of Civil Procedure Sections 580a, 580b, 580d and 726 (or any of such sections), or any other jurisdiction to the extent the same are applicable to this Agreement or the agreements, covenants or obligations of such Principal hereunder.

9. Waiver of Rights of Subrogation. This Agreement is expressly for the benefit of MTP-Philadelphia and any Indemnified Party (as defined below), and their respective successors and assigns (collectively, the “Beneficiaries”). The obligations of each Principal hereunder shall be in addition to and shall not limit or in any way affect the obligations of any Principal under any existing or future contribution agreements or guaranties unless said other agreements or guaranties are expressly modified or revoked in writing. Subject to Paragraph 1 of this Agreement, the obligations of each Principal hereunder are independent of the obligations of MTP-Philadelphia. Each Principal expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Principal may now or hereafter have against MTP-Philadelphia, any Borrower, the Operating Partnership, any Intermediary Owner (as defined in the Contribution Agreements) or any other Person (other than a direct or indirect member or partner in such Principal) directly or contingently liable for the payment or performance of any Loan Agreement or Security Instrument (including, without limitation, any property collateralizing the obligations under any Loan) referred to in the Contribution Agreements, arising from the existence or performance of this Agreement. Each Principal further agrees that it will not enter into any agreement providing, directly or indirectly, for contribution, reimbursement or repayment by MTP-Philadelphia, the Operating Partnership, any Intermediary Owner, any Borrower or any other Person (other than a direct or indirect member or partner in such Principal) on account of any payment by such Principal and further agrees that any such agreement, whether existing or hereafter entered into in violation hereof would be void. In furtherance, and not in limitation, of the preceding waiver, each Principal agrees that (i) any payment directly to any Lender by a Principal in satisfaction of its obligations pursuant to this Agreement shall be deemed a contribution by such Principal (as applicable) to the capital of MTP-Philadelphia, and any such payment shall not cause any Principal to be a creditor of such Borrower, any Intermediary Owner, the Operating Partnership, or MTP-Philadelphia, and (ii) no Principal shall be entitled to, or shall receive, the return of any such capital contribution except to the extent permitted by the organizational documents of MTP-Philadelphia.

10. Indemnification of Other Parties. Subject to the limitations in the Contribution Agreements, if, for any reason, any other partner of MTP-Philadelphia or any affiliate thereof (each, an “Indemnified Party”) is required by MTP-Philadelphia or any other Person to make any contribution to the Operating Partnership or the Borrower with respect to the portion of any Loan for which a contribution to MTP-Philadelphia pursuant to this Agreement is required (collectively, an “Indemnified Party Outlay”), each Principal shall absolutely and unconditionally reimburse the Indemnified Party for the lesser of (i) such Principal’s Allocable Share of the full amount of such Indemnified Party Outlay, or (ii) the maximum amount such Principal would have been obligated to contribute under Paragraph 1 hereof had such payment not been made by the Indemnified Party. Each Principal shall reimburse the Indemnified Party as required by this Paragraph 10 within 60 days after receiving written notice of a Indemnified Party Outlay from the Indemnified Party. Any payments to an Indemnified Party hereunder shall for all purposes hereunder be treated as capital contributions by each Principal to MTP-Philadelphia in accordance with the provisions of Paragraph 1 above.

11. Effect of Waivers. Each Principal warrants and agrees that each of the waivers set forth in this Agreement are made with such Principal’s full knowledge of their significance and consequences, and that under the circumstances the waivers are reasonable. If any of said waivers shall hereafter be determined by a court of competent jurisdiction to be contrary to any applicable law or against public policy, such waivers shall be effective only to the maximum extent permitted by law.

12. Rules of Construction. The word “Borrower” as used herein shall include the named Borrower and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under any of the respective Loan Agreements or any of the other Loan Documents referred to in the Contribution Agreements. The term “Person” as used herein shall include any individual, corporation, partnership, limited liability company, trust or other legal entity of any kind whatsoever. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Agreement are for convenience only and shall be disregarded in construing this Agreement.

13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAWS. THE PARTIES CONSENT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT WITHIN THE STATE OF CALIFORNIA AND ALSO CONSENT TO SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA OR FEDERAL LAW.

14. Amendments. This Agreement shall not be modified, amended or terminated in a manner which is materially adverse to any Principal or any Beneficiary without the written consent of such Principal or Beneficiary.

15. Miscellaneous. The provisions of this Agreement shall bind and benefit the heirs, executors, administrators, legal representatives, successors and assigns of each party hereto and of each of the Beneficiaries. If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Agreement.

16. Counterparts. This Agreement may be executed in counterparts (including by facsimile) with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

17. Release. The release of any Borrower from all or any part of the indebtedness evidenced by any Loan for any reason (other than full payment of such indebtedness) or any other obligations under any of the Loan Documents (as defined in the respective Loan Agreement) for any reason (other than the full performance thereof) or the release of MTP-Philadelphia from its obligations under the Contribution Agreements, or any of them, other than as a result of full performance by MTP-Philadelphia thereunder, shall not release any Principal from liability under this Agreement, unless each Beneficiary consents to such a release of Principal in writing.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

“Principals”

THOMAS DIVISION PARTNERSHIP, L.P., a California limited partnership

By:		THOMAS INVESTMENT PARTNERS, LTD.,
a California limited partnership
Its General Partner

	By:	THOMAS PARTNERS, INC.,
a California corporation Its General Partner

By:
James A. Thomas, President

THOMAS INVESTMENT PARTNERS, LTD., a California limited partnership

By:		THOMAS PARTNERS, INC.,
a California corporation Its General Partner

By:
James A. Thomas, President

THE THOMAS FAMILY TRUST OF 1987, FBO Sherrie Ann Pastron

By:
Sherrie Ann Pastron, Co-Trustee

By:
Suzanne Ellen Thomas, Co-Trustee

[Signatures Continued on Following Page]

THE THOMAS FAMILY TRUST OF 1987, FBO Suzanne Ellen Thomas

By:
Sherrie Ann Pastron, Co-Trustee

By:
Suzanne Ellen Thomas, Co-Trustee

“MTP-Philadelphia”

MAGUIRE/THOMAS PARTNERSPHILADELPHIA, LTD., a California limited partnership

By:	THOMAS PARTNERS INC.,
California corporation
Its General Partner

By:
James A. Thomas, President

Exhibit “A”

Principal	Maximum Liability	Shortfall Percentage
Thomas Division Partners, L.P.:	$12,000,000.00	13.19%
Thomas Investment Partners, Ltd.:	$78,000,000.00	85.71%
Thomas Family Trust of 1987 FBO Sherrie Ann Pastron:	$500,000.00	.55%
Thomas Family Trust of 1987 FBO Suzanne Ellen Thomas:	$500,000.00	.55%
Total Contribution Amount:	$91,000,000.00	100%